UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    9/30/14

Item 1.  Reports to Stockholders.

Good Harbor Tactical Core US Fund

Class A Shares: GHUAX	Class C Shares: GHUCX	Class I Shares: GHUIX

Good Harbor Tactical Core Developed Markets Fund

Class A Shares: GHDAX	Class C Shares: GHDCX	Class I Shares: GHDIX

Good Harbor Tactical Equity Income Fund

Class A Shares: GHTAX	Class C Shares: GHTCX	Class I Shares: GHTIX

Good Harbor Tactical Core Emerging Markets Fund

Class A Shares: GHEAX	Class C Shares: GHECX	Class I Shares: GHEIX

Good Harbor Tactical Currency Strategy Fund

Class A Shares: GHCAX	Class C Shares: GHCCX	Class I Shares: GHCIX

Tactical Core US II Fund

Annual Report

September 30, 2014

Advised by:

www.ghf-funds.com 1-877-270-2848

Distributed by Northern Lights Distributors, LLC
Member FINRA

October 28, 2014

Dear Shareholders,

We are pleased to provide our second Annual Letter to Shareholders. The Good Harbor Tactical Core® US Fund (the “Fund”) officially launched on December 31, 2012, and began trading in early 2013. U.S. equity market conditions–which had been very strong in 2013–have softened in 2014 and the broader indices have failed to keep pace with the large cap index.

Performance review

The Fund has navigated a difficult year as investors have experienced more volatility in the U.S. equity markets. 2013 was a bright spot for investors who were holding equity risk throughout the year although much of the year’s return came in the first quarter; 2014 has thus far followed with more modest returns in the benchmark S&P 500 Total Return Index1.

This year the Fund has experienced an environment where the confluence of two elements has led to underperformance: the market at higher valuation levels following several years of positive returns; and a declining market breadth in 2014.

The large-cap equity index has continued to rise through the third quarter of 2014; however this appreciation has not been shared across the broader market. Through the end of this fiscal year the mid-cap index (S&P 400 Total Return Index2) trails the large-cap index by 70%, returning 2.4% to investors; and the small-cap index (Russell 2000 Index3) has declined by 4.0%. Since the Fund will allocate among these three market caps depending upon the market conditions, as we have this year, the Fund has underperformed along with these markets, and experienced a drawdown from the equity peak that was achieved in December. This large of a spread between small and large cap equities, while not unprecedented, hasn’t been seen since November of 2000, and continues to disrupt the Tactical Core US market cap component as the volatile small cap momentum has been whipsawing the portfolio suballocations. This drawdown behavior has occurred in the strategy, and may be a reminder to investors that the strategy’s objective is to outperform the benchmark over a market cycle.

This market cap allocation fluctuation has been the single greatest contributor to the Fund underperformance both a relative and absolute basis. While the market cap component to the Tactical Core US model has historically added value to portfolio performance, which is the

[1]	The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[2]	This Standard & Poor’s index serves as a barometer for the US mid-cap equities sector and is the most widely followed mid-cap index in existence. To be included in the index, a stock must have a total market capitalization that ranges from roughly $750 million to $3 billion dollars. Stocks in this index represent household names from all major industries including energy, technology, healthcare, financial and manufacturing.

[3]	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Index returns do not reflect any fees, expenses or sales charges. Investors may not invest directly in an index.

3375-NLD-10/28/2014

reason it is part of the process, it unfortunately does involve a fair amount of volatility; helping significantly in certain years, while detracting in others. While current impacts are painful, they are not unexpected given the statistics. However, research naturally continues for ways to preserve the longer term value of making market cap shifts while reducing the variation of its performance impacts.

For the Fund’s fiscal year the S&P 500 Total Return Index appreciated 19.73%. The A share class returned -11.79%, the C share returned -12.40%, and the I share returned -11.58%.

Investment outlook

Looking forward, the Tactical Core US model has reduced equity exposure moving into October, shifting to an overall allocation of 75% equities and 25% treasuries. Due to heightened volatility levels, leverage has also been reduced and treasury duration has been shortened. From a model perspective, the overall market environment remains unstable, and conflicting readings across the model input data resulted in a mixed allocation.

Recall that our view of the market is, by design, 20-40 days into the future. As such, we do not attempt to develop a forecast of conditions out over the horizon. We believe this fairly short-term view into the future offers the Fund the ability to remain nimble through its allocations.

We thank you for your continued support and confidence in our management.

Sincerely,

Paul Ingersoll, Chief Executive Officer

3375-NLD-10/28/2014

October 28, 2014

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders. The Good Harbor Tactical Core® Developed Markets Fund (the “Fund”) officially launched on September 30, 2013. For the fiscal year, the MSCI EAFE Total Return Net Index1 (the “MSCI EAFE Index”) returned a modest 4.25%. Given the underlying weakness observed among the economies of Europe, this is a welcome result. The Fund earned a return of -6.00% (Class I) over the same period. Our objective remains to outperform the index over a market cycle, and to position the Fund in equities during periods of sustained market rallies, and defensively during periods of market weakness.

Performance review

For the Fund’s fiscal year, the MSCI EAFE Index appreciated 4.25%, resulting from appreciation of 5.71% in 2013, followed by weakness in 2014 resulting in a return of -1.38%. The Fund’s Class I shares returned 4.60% from its inception through the 2013 year end, and - 10.13% in 2014, for a net return for the fiscal year of -6.00%.

With few exceptions the international developed markets community joined the U.S. in a global sell-off in the third quarter with the MSCI EAFE Index falling 3.8% in September. The Good Harbor Tactical Core Developed Markets Fund fell 5.0%. While the portfolios had no single country exposure to Australia-a severe laggard for the month of September, with the MSCI Australia Total Return Net index falling 11.4%-being fully exposed to equities with an overweight to the U.K. (MSCI UK Total Return Net Index down 5.2% for the month) certainly worked against performance.

Investment outlook

Looking forward, to start the month of October, the Tactical Core Developed Markets model reduced equity exposure from 100% to 75%, taking a partially defensive position in U.S. treasuries. Decreases in economic and momentum measures were significant enough to overcome modestly positive readings the currency component resulting in the defensive shift. On the equity side, individual country allocations remain in Japan, UK, Switzerland, France and Germany. Due to heightened volatility levels, leverage has also been reduced and treasury duration has been shortened. From a model perspective, the overall market environment remains unstable, and conflicting readings across the model input data resulted in a mixed allocation.

Continued weakness in the emerging markets, combined with a strengthening dollar, may lead to a more defensive posture within the allocations. The ECB’s efforts to stimulate through Quantitative Easing remain an area of interest with respect to relative equity risk appetites.

[1]	The MSCI EAFE TR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE TR Index consists of 21 developed market country indices. Index returns do not reflect any fees, expenses or sales charges. Investors may not invest directly in an index.

3377-NLD-10/28/2014

We thank you for your continued support and confidence in our management.

Sincerely,

Paul Ingersoll, Chief Executive Officer

3377-NLD-10/28/2014

October 28th, 2014

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders. The Good Harbor Tactical Equity Income Fund (the “Fund”) officially launched on September 30th, 2013, and began trading in early October 2013. The Fund, in its first full year, has returned -4.22% (Class I), while the return for the benchmark S&P 500 Total Return Index1 was 19.73%. U.S. equity market conditions–which had been very strong throughout 2013–have softened in 2014 and the dispersion between sub-sectors and market caps within the equity universe has increased.

Performance review

The Fund has navigated a difficult year as investors have experienced more volatility in the U.S. equity markets. 2013 (including the fourth quarter when the Fund started trading) and the first three quarters of 2014, with few exceptions, were bright spots for investors who were holding equity risk as increased growth expectations drove all broader equity indices higher.

During its first year, the Fund has experienced an environment where the combination of two factors has led to underperformance: significant underperformance of each of its investable sectors versus the S&P 500 Total Return Index, and a delay in realizing value in its deep value portfolio (currently concentrated in the energy sector).

At launch, the Fund was met with a sell-off in the REIT sector which was driven by fears surrounding interest rate increases and their effect on REIT cash flows. Per the key metrics our strategy focuses on, we determined that the names in our portfolio could continue to grow their per-share cash flows, even in a rising rate environment. This would particularly be true if the rate increases are gradual, and modest economic growth was to accompany the higher rates.

In the first half of 2014, the Fund benefited from a reversion in sentiment in this sector as well as strong performance in our energy portfolio. While the anticipation of the effects of the end of quantitative easing caused a sell-off in sectors perceived to be sensitive to interest rates, the actual start to the tapering led to a focus on company fundamentals, leading to strong returns for the strategy.

The third quarter of 2014 was met with more volatility, particularly in the energy sector. A selloff in energy and basic materials names, driven by a combination of global demand concerns and a strengthening dollar, resulted in a sharp drawdown in the strategy.

For the Fund’s fiscal year the S&P 500 Total Return Index appreciated 19.73%. The A share class returned -4.52%, the C share returned -5.22%, and the I share returned -4.22%.

[1]	The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees, expenses or sales charges. Investors may not invest directly in an index.

3376-NLD-10/28/2014

Investment outlook

After a thorough review of our holdings, we remain confident in our energy portfolio. Our optimism stems from two main factors. First, our analysis has been based on assumptions of energy prices at levels lower than those in the marketplace today, even after the recent sell-off in crude prices. Also, our thesis is based on conservative secondary market values of these companies’ assets, rather than qualitative assumptions about what these management teams can do to add additional value.

In the REIT sector, as long as rising rates are accompanied by at least modest growth (GDP +2% year-over-year), we are comfortable with our portfolio names’ ability to grow top-line revenues to overcome the rise in funding costs. We believe current risk premiums are already discounting an eventual rise in the 10-year treasury yield to 4%. In addition, we have observed that modest economic growth is resulting in surprisingly strong property fundamentals without inducing a large increase in supply. Thus, barring a deflation-type scenario (or one in which higher rates are driven by a supply shock rather than economic growth), we remain positive on this sector.

The names in the basic materials sector are exhibiting mixed signals in terms of the factors we utilize to assess the relative attractiveness of specific stocks in our universe. The generally higher volatilities in underlying commodities, along with basic materials companies’ leverage to the same, combined to materially increase the uncertainty around 1-year forward cash flows, a key input into our evaluations. Thus, until these readings stabilize, we remain cautious on the sector and maintain a low exposure.

We still remain un-invested in the MLP space, as the popularity of the sector and continued strong performance leaves valuations somewhat above the range our strategy views as attractive.

We thank you for your continued support and confidence in our management.

Sincerely,

Paul Ingersoll, Chief Executive Officer

3376-NLD-10/28/2014

October 28th, 2014

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders. The Good Harbor Tactical Core® Emerging Markets Fund (the “Fund”) officially launched on December 20, 2013. The emerging markets equity conditions have been generally favorable in 2014 until recently, however returns have been modest.

Performance review

The Fund began in a more risk-oriented position before moving somewhat defensive in January and February. Investors were likely affected by geopolitical risks in the markets. We added risk back to the Fund in March and carried a 100% allocation to equity risk until July. Through the remainder of the fiscal year the Fund has been in a more equity-oriented allocation with a partial allocation to U.S. Treasuries.

The international emerging markets community led the global sell-off in September with the MSCI Emerging Markets Total Return Net Index1 (the “MSCI EM Index”) dropping 7.4%. Several single country indices faired even worse for the month with Brazil falling nearly 19% and the Korea and South Africa single country indices posting losses between 8% and 9% for example.

For the Fund’s first fiscal year, beginning in December 2014, the MSCI EM Index appreciated 3.97%. The Fund’s A share gained 0.40% for the same period, the C share was flat (0.00%), and the I share returned 0.60%.

For 2014, through September 30th, the MSCI EM Index appreciated 2.43%. The Fund’s A share was -1.47% for the same period, the C share returned -1.87%, and the I share returned -1.28%.

Investment outlook

Looking forward, to start the month of October, the Tactical Core Emerging Markets model reduced equity exposure from 100% to 75%, taking a partially defensive position in U.S. treasuries. Decreases in economic, currency and momentum measures were significant enough to overcome positive readings the U.S. treasury input data resulting in the partially defensive shift. On the equity side, individual country allocations registered a slight shift out of India and into Russia.

Continued weakness in the emerging markets, combined with a strengthening dollar, may lead to continued defensiveness within the allocations.

[1]	The MSCI Emerging Markets Net TR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 21 emerging market country indices. Net total return indices include the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Index returns do not reflect any fees, expenses or sales charges. Investors may not invest directly in an index.

3378-NLD-10/28/2014

We thank you for your continued support and confidence in our management.

Sincerely,

Paul Ingersoll, Chief Executive Officer

3378-NLD-10/28/2014

October 28th, 2014

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders. The Good Harbor Tactical Currency Fund (the “Fund”) officially launched in mid June, 2014, and began fully trading in July 2014. The Fund has performed well in the last quarter with consistent gains in all three months.

Performance review

The Good Harbor Tactical Currency Fund (GHCIX: Institutional Class) returned 2.10% in the period through September 30, 2014. A loss of 1.40% in the second quarter was more than offset by a gain of 3.55% in the third quarter. The MSCI US Index1 was 0.45% up during the third quarter. The behavioral signals that underlie the strategy were relatively successful in detecting the strong sentiment towards the U.S. dollar that prevailed over much of the third quarter, as evidenced by the 7.72% increase in the DXY dollar index over the period. The Fund benefited from positions that were generally short in euro-bloc currencies, notably the Swedish krona (down 7.19% on the quarter) and the Swiss franc (down 7.26% on the quarter). Offsetting these gains were losses in some commodity-bloc currencies, notably the Canadian dollar and the New Zealand dollar. The largest loss was sustained in the British pound, where nervousness around the Scottish independence vote let to some volatility.

Investment outlook

Looking ahead, we expect the themes of a strong U.S. dollar—driven by improving U.S. growth and expectations of Fed normalization—and a weak euro driven by policy-maker resolve to combat disinflation to remain in play. While shifts in U.S. monetary policy are likely to be well-telegraphed, we believe that when they come they are likely to put pressure on deficit currencies. We also expect yields further out on the yield curve to rise from the low levels they reached in August. Key to the evolution of currency values will be the trajectory of oil prices—which will influence both the Norwegian krone and the Canadian dollar—and the growth picture in China.

Sincerely,

Paul Ingersoll, Chief Executive Officer

[1]	The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 620 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S. Index performance is calculated using price performance of the index constituents and does not include the reinvestment of dividends. Index returns do not reflect any fees, expenses or sales charges. Investors may not invest directly in an index.

3379-NLD-10/28/2014

GOOD HARBOR TACTICAL CORE US FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the periods ended September 30, 2014, as compared to its benchmark:

		Inception** -	Inception*** -
	One Year	September 30, 2014	September 30, 2014
Good Harbor Tactical Core US Fund - Class A	(11.79)%	(1.20)%	N/A
Good Harbor Tactical Core US Fund - Class A with load	(16.88)%	(4.49)%	N/A
Good Harbor Tactical Core US Fund - Class C	(12.40)%	N/A	(2.08)%
Good Harbor Tactical Core US Fund - Class I	(11.58)%	(0.97)%	N/A
S&P 500 Total Return Index ****	19.73%	22.92%	21.11%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2015 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.53% for Class A shares, 2.31% for Class C shares and 1.27% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is December 31, 2012.

***	Inception date is January 4, 2013.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014	% of Net Assets
Equity Funds	75.2%
Money Market Fund	20.3%
Other Assets Less Liabilities - Net	4.5%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the periods ended September 30, 2014, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2014
Good Harbor Tactical Core Developed Markets Fund - Class A	(6.20)%	(6.20)%
Good Harbor Tactical Core Developed Markets Fund - Class A with load	(11.59)%	(11.59)%
Good Harbor Tactical Core Developed Markets Fund - Class C	(6.80)%	(6.80)%
Good Harbor Tactical Core Developed Markets Fund - Class I	(6.00)%	(6.00)%
MSCI EAFE Index ***	4.25%	4.25%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 30, 2013.

***	The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014	% of Net Assets
Equity Funds	96.6%
Money Market Fund	3.1%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL EQUITY INCOME FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the periods ended September 30, 2014, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2014
Good Harbor Tactical Equity Income Fund - Class A	(4.52)%	(4.52)%
Good Harbor Tactical Equity Income Fund - Class A with load	(10.01)%	(10.01)%
Good Harbor Tactical Equity Income Fund - Class C	(5.22)%	(5.22)%
Good Harbor Tactical Equity Income Fund - Class I	(4.22)%	(4.22)%
S&P 500 Total Return Index ***	19.73%	19.73%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.46% for Class A shares, 2.21% for Class C shares and 1.21% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 30, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014	% of Net Assets
Real Estate Investment Trusts	41.2%
Oil & Gas	26.1%
Money Market Fund	25.7%
Mining	4.6%
Iron/Steel	2.0%
Purchased Put Options	0.2%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, as compared to its benchmark:

Inception** -
September 30, 2014
Good Harbor Tactical Core Emerging Markets Fund - Class A	0.40%
Good Harbor Tactical Core Emerging Markets Fund - Class A with load	(5.37)%
Good Harbor Tactical Core Emerging Markets Fund - Class C	0.00%
Good Harbor Tactical Core Emerging Markets Fund - Class I	0.60%
MSCI Emerging Markets Index ***	3.97%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.91% for Class A shares, 2.66% for Class C shares and 1.66% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is December 20, 2013.

***	The MSCI Emerging Markets Index is designed to measure equity performance in global emerging markets. With 822 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in 21 emerging economies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014	% of Net Assets
Equity Funds	94.1%
Money Market Fund	2.1%
Other Assets Less Liabilities - Net	3.8%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CURRENCY STRATEGY FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, as compared to its benchmark:

Inception** -
September 30, 2014
Good Harbor Tactical Currency Strategy Fund - Class A	2.10%
Good Harbor Tactical Currency Strategy Fund - Class A with load	(3.77)%
Good Harbor Tactical Currency Strategy Fund - Class C	2.10%
Good Harbor Tactical Currency Strategy Fund - Class I	2.10%
S&P 500 Total Return Index ***	3.22%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 2.05% for Class A shares, 2.80% for Class C shares and 1.80% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 30, 2014.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014	% of Net Assets
Money Market Fund	86.3%
Other Assets Less Liabilities - Net	13.7%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

TACTICAL CORE US II FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, as compared to its benchmark:

Inception** -
September 30, 2014
Tactical Core US II Fund	(4.90)%
S&P 500 Total Return Index ***	1.07%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.40%, 2.15%, and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 16, 2014.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014	% of Net Assets
Equity Funds	86.0%
Money Market Fund	2.7%
Other Assets Less Liabilities - Net	11.3%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE U.S. FUND

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 75.2%
	EQUITY FUNDS - 75.2%
977,572	iShares Core S&P 500 ETF	$193,813,425
2,578,447	iShares Core S&P Mid-Cap ETF	352,576,843
1,529,406	iShares Russell 2000 Index Fund	167,240,546
	TOTAL EXCHANGE TRADED FUNDS (Cost - $745,183,139)	713,630,814

	SHORT TERM INVESTMENT - 20.3%
	MONEY MARKET FUND - 20.3%
192,233,089	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.06% * (Cost $192,233,089)	192,233,089

	TOTAL INVESTMENTS - 95.5% (Cost - 937,416,228) (a)	$905,863,903
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.5%	42,756,224
	NET ASSETS - 100.0%	$948,620,127

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $938,697,901 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	(32,833,998)
Net unrealized depreciation	$(32,833,998)

LONG FUTURES CONTRACTS

Long		Underlying Face Amount
Contracts	Description	at Value *	Unrealized Loss
1,301	Russell Mini Future December 2014	$142,667,660	$(5,782,945)
961	S&P E-Mini Future December 2014	94,442,275	(958,391)
1,697	S&P Midcap 400 E-Mini Future December 2014	231,708,380	(8,310,951)
3	US 10 Year Future December 2014	373,923	(440)
1	US Long Bond Future December 2014	137,906	(375)
	Net Unrealized Loss from Open Long Futures Contracts		$(15,053,102)

*	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The counterparty for these open future contracts is Bank of America Merrill Lynch.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 96.6%
	EQUITY FUNDS - 96.6%
58,004	iShares MSCI France ETF	$1,540,006
54,560	iShares MSCI Germany ETF	1,511,312
131,188	iShares MSCI Japan ETF	1,544,083
47,329	iShares MSCI Switzerland Capped ETF	1,538,666
158,775	iShares MSCI United Kingdom ETF	3,077,059
28,835	ProShares Ultra MSCI EAFE *	3,019,316
		12,230,442

	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,776,769)	12,230,442

	SHORT-TERM INVESTMENTS - 3.1%
	MONEY MARKET FUND - 3.1%
390,375	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.06% ** (Cost $390,375)	390,375

	TOTAL INVESTMENTS - 99.7% (Cost - $13,167,144) (a)	$12,620,817
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	39,400
	NET ASSETS - 100.0%	$12,660,217

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,515,684 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	(894,867)
Net unrealized depreciation	$(894,867)

LONG FUTURES CONTRACTS

		Underlying Face Amount
Long Contracts	Description	at Value *	Unrealized Gain/(Loss)
1	MSCI EAFE Index Mini December 2014	$91,985	$85
1	US 10 Year Future December 2014	124,641	(147)
	Net Unrealized Loss from Open Long Futures Contracts		$(62)

*	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The counterparty for these open future contracts is Bank of America Merrill Lynch.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCK - 71.9%
	IRON/STEEL - 2.0%
530,806	Vale SA	$5,844,174

	MINING - 4.6%
226,794	Freeport-McMoRan Copper & Gold, Inc.	7,404,824
254,994	Goldcorp, Inc.	5,872,512
		13,277,336
	OIL & GAS - 26.1%
548,241	Denbury Resources, Inc.	8,240,062
835,641	Enerplus Corp.	15,852,110
140,665	Ensco PLC	5,810,871
2,745,901	Pengrowth Energy Corp.	14,278,685
4,713,005	Penn West Petroleum, Ltd.	31,812,784
		75,994,512
	REAL ESTATE INVESTMENT TRUSTS - 39.2%
1,129,225	American Realty Capital Properties, Inc.	13,618,453
168,065	AvalonBay Communities, Inc. ^	23,692,123
407,981	Hospitality Properties Trust	10,954,290
1,241,854	Lexington Realty Trust	12,157,751
226,468	Plum Creek Timber Co., Inc.	8,834,516
178,812	Realty Income Corp. ^	7,293,742
218,576	Ryman Hospitality Properties, Inc.	10,338,645
590,692	Starwood Property Trust, Inc.	12,971,596
231,062	Ventas, Inc.	14,314,291
		114,175,407
	TOTAL COMMON STOCK (Cost - $226,699,684)	209,291,429

	PREFERRED STOCK - 2.0%
	REAL ESTATE INVESTMENT TRUSTS - 2.0%
253,590	American Realty Capital Properties, Inc., 6.70% * (Cost - $5,625,323)	5,863,001

Contracts +	PURCHASED PUT OPTIONS * - 0.2%
5,491	Pengrowth Energy Corp.
	Expiration Date January 2015, Strike Price $6.00 (Cost - $168,257)	411,825

Shares	SHORT-TERM INVESTMENTS - 25.7%
	MONEY MARKET FUND - 25.7%
74,901,181	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.06% ** (Cost - $74,901,181)	74,901,181

	TOTAL INVESTMENTS - 99.8% (Cost - $307,394,445) (a)	$290,467,436
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	642,018
	NET ASSETS - 100.0%	$291,109,454

Contracts +	WRITTEN CALL OPTIONS * - 0.1%	Value
1,627	AvalonBay Communities Inc.
	Expiration January 2015, Exercise Price $150.00	248,118
1,788	Realty Income Corp.
	Expiration December 2014, Exercise Price $45.00	17,880

	TOTAL WRITTEN CALL OPTIONS (Premiums received - $575,222)	265,998

+	Each contract represents 100 shares of the underlying stock.

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

^	Security held as collateral for written call options outstanding.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $312,209,078, including options written, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,788,175
Unrealized depreciation	(23,795,815)
Net unrealized depreciation	$(22,007,640)

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 94.1%
	EQUITY FUNDS - 94.1%
2,651	iShares MSCI Brazil Capped ETF	$115,186
5,280	iShares MSCI China ETF	250,166
4,332	iShares MSCI India ETF	131,520
3,715	iShares MSCI Mexico Capped ETF	255,332
7,172	iShares MSCI Russia Capped ETF	123,860
3,845	iShares MSCI South Africa ETF	246,618
2,074	iShares MSCI South Korea Capped ETF	125,498
16,647	iShares MSCI Taiwan ETF	254,200
6,692	ProShares Ultra MSCI Emerging Markets *	496,881
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,083,724)	1,999,261

	SHORT-TERM INVESTMENTS - 2.1%
	MONEY MARKET FUND - 2.1%
43,709	Invesco Short Term Investments Trust - Liquid Assets Portfolio Institutional Class, to yield 0.06% ** (Cost $43,709)	43,709

	TOTAL INVESTMENTS - 96.2% (Cost - $2,127,433) (a)	$2,042,970
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.8%	80,962
	NET ASSETS - 100.0%	$2,123,932

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,136,786 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$15,003
Unrealized depreciation	(108,819)
Net unrealized depreciation	$(93,816)

LONG FUTURES CONTRACTS

Long		Underlying Face Amount
Contracts	Description	at Value *	Unrealized Gain/(Loss)
1	MSCI Emerging Market Future December 2014	$91,985	$55
1	US 10 Year Future December 2014	124,641	(149)
	Net Unrealized Loss from Open Long Futures Contracts		$(94)

*	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The counterparty for these open future contracts is Bank of America Merrill Lynch.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL CURRENCY STRATEGY FUND

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 86.3%
	MONEY MARKET FUND - 86.3%
92,889	Invesco Short Term Investments Trust - Liquid Assets Portfolio Institutional Class, to yield 0.06% * (Cost - $92,889)	$92,889

	TOTAL INVESTMENTS - 86.3% (Cost - $92,889) (a)	$92,889
	OTHER ASSETS IN EXCESS OF LIABILITIES - 13.7%	14,807
	NET ASSETS - 100.0%	$107,696

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $92,889 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation	$—

As of September 30, 2014, the following Forward Currency Exchange contracts were open with UBS Investment Bank:

	Forward Currency Contracts
					Unrealized
		Settlement	Local Currency	U.S. Dollar	Appreciation
	Foreign Currency	Date	Amount Purchased	Market Value	/(Depreciation)
To Buy:
	Australian	10/17/2014	18,951	16,564	(539)
	British	10/17/2014	24,694	40,036	(332)
	Canadian	10/17/2014	119,687	107,014	(2,385)
	Euro	10/17/2014	27,248	34,414	(460)
	Japanese	10/17/2014	11,734,514	107,009	(2,214)
	Norwegian	10/17/2014	1,451,860	225,913	(1,685)
	Singapore	10/17/2014	72,096	56,535	(532)
	Swedish	10/17/2014	362,944	50,321	(347)
	Swiss	10/17/2014	22,582	23,630	(281)
	Total unrealized loss on forward foreign currency contracts				$(8,775)
To Sell:
	Australian	10/17/2014	85,586	74,806	964
	British	10/17/2014	8,032	13,022	88
	Canadian	10/17/2014	16,922	15,130	150
	Euro	10/17/2014	14,621	18,465	343
	Japanese	10/17/2014	16,997,948	155,007	1,276
	New Zealand	10/17/2014	74,967	58,348	2,374
	Norwegian	10/17/2014	718,876	111,851	148
	Singapore	10/17/2014	95,392	74,802	535
	Swedish	10/17/2014	835,472	115,835	1,316
	Swiss	10/17/2014	109,409	114,489	2,476
	Total unrealized gain on forward foreign currency contracts				$9,670

See accompanying notes to financial statements.

TACTICAL CORE U.S. II FUND

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 86.0%
	EQUITY FUNDS - 86.0%
148	iShares 3-7 Year Treasury Bond ETF	$17,955
290	iShares 7-10 Year Treasury Bond ETF	30,050
37	iShares Core S&P 500 ETF	7,336
53	iShares Core S&P Mid-Cap ETF	7,247
302	ProShares Ultra 7-10 Year Treasury	16,014
48	ProShares Ultra MidCap400 *	3,152
27	ProShares Ultra S&P500	3,179
	TOTAL EXCHANGE TRADED FUNDS (Cost - $85,846)	84,933

	SHORT-TERM INVESTMENTS - 2.7%
	MONEY MARKET FUND - 2.7%
2,625	Invesco Short Term Investments Trust - Liquid Assets Portfolio Institutional Class, to yield 0.06% * (Cost $2,625)	2,625

	TOTAL INVESTMENTS - 88.7% (Cost - $88,471) (a)	$87,558
	OTHER ASSETS IN EXCESS OF LIABILITIES - 11.3%	11,155
	NET ASSETS - 100.0%	$98,713

*	Non income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $89,173 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9
Unrealized depreciation	(1,624)
Net unrealized depreciation	$(1,615)

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2014

		TACTICAL CORE	TACTICAL	TACTICAL CORE	TACTICAL
	TACTICAL CORE	DEVELOPED	EQUITY	EMERGING	CURRENCY		TACTICAL CORE
	US FUND	MARKETS FUND	INCOME FUND	MARKETS FUND	STRATEGY FUND		US II FUND
ASSETS
Investment securities:
At cost	$937,416,228	$13,167,144	$307,394,445	$2,127,433	$92,889		$88,471
At value	$905,863,903	$12,620,817	$290,467,436	$2,042,970	$92,889		$87,558
Receivable for securities sold	8,197,502	—	5,276,797	—	—		—
Deposit at Broker for futures contracts	50,404,794	5,482	—	8,434	—		—
Variation margin - Due from Broker	—	928	—	—	—		—
Unrealized appreciation on forward foreign currency transactions	—	—	—	—	9,670		—
Receivable for Fund shares sold	1,719,772	5,489	707,797	5,000	—		—
Dividends and tax reclaims receivable	—	—	1,539,540	—	—		365
Prepaid expenses and other assets	35,352	56,323	65,448	71,263	13,810		291
Receivable due from Advisor	—	2,830	—	21,288	102		22,550
TOTAL ASSETS	966,221,323	12,691,869	298,057,018	2,148,955	116,471		110,764

LIABILITIES
Options written, at value (Premiums received $575,222)	—	—	265,998	—	—		—
Variation margin - Due to Broker	4,307,553	—	—	94	—		—
Unrealized depreciation on forward foreign currency transactions	—	—	—	—	8,775		—
Payable for investments purchased	—	—	2,138,400	—	—		—
Payable for Fund shares redeemed	10,896,779	15,444	3,875,084	1,683	—		—
Investment advisory fees payable	1,904,577	—	483,208	—	—		—
Distribution (12b-1) fees payable	308,757	1,860	65,440	136	—		—
Fees payable to other affiliates	183,530	14,348	101,771	23,110	—		91
Dividends payable	—	—	17,663	—	—		—
Accrued expenses and other liabilities	—	—	—	—	—		11,960
TOTAL LIABILITIES	17,601,196	31,652	6,947,564	25,023	8,775		12,051
NET ASSETS	$948,620,127	$12,660,217	$291,109,454	$2,123,932	$107,696		$98,713

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$1,157,902,661	$13,713,844	$314,619,662	$2,180,091	$105,433		$103,751
Accumulated net investment income (loss)	(637,878)	164,198	505,432	888	1,368		520
Accumulated net realized gain (loss) on security transactions, futures, options contracts, forward foreign currency exchange contracts and currency transactions	(162,039,229)	(671,436)	(7,397,855)	27,510	—		(4,645)
Net unrealized appreciation (depreciation) on security transactions, futures, options contracts and currency translations	(46,605,427)	(546,389)	(16,617,785)	(84,557)	895		(913)
NET ASSETS	$948,620,127	$12,660,217	$291,109,454	$2,123,932	$107,696		$98,713

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$219,800,974	$2,566,505	$88,372,923	$88,019	$10
Shares of beneficial interest outstanding	22,745,251	273,532	9,411,651	8,770	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.66	$9.38	$9.39	$10.04	$10.21	(b)
Maximum offering price per share (maximum sales charge of 5.75%)	$10.25	$9.95	$9.96	$10.65	$10.83

Class C Shares :
Net Assets	$266,428,031	$1,398,792	$49,891,967	$140,521	$10
Shares of beneficial interest outstanding	27,925,488	150,040	5,322,621	14,048	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(c)	$9.54	$9.32	$9.37	$10.00	$10.21	(b)

Class I Shares:
Net Assets	$462,391,122	$8,694,920	$152,844,564	$1,895,392	$107,676		$98,713
Shares of beneficial interest outstanding	47,641,653	924,805	16,267,991	188,430	10,541		10,375
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.71	$9.40	$9.40	$10.06	$10.21		$9.51

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	NAV may not recalculate due to rounding.

(c)	Investments in Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first 12 months after their purchase.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF OPERATIONS

For the Periods Ended September 30, 2014

					TACTICAL
		TACTICAL CORE		TACTICAL CORE	CURRENCY
	TACTICAL CORE	DEVELOPED	TACTICAL EQUITY	EMERGING	STRATEGY FUND	TACTICAL CORE US
	US FUND	MARKETS FUND (a)	INCOME FUND (b)	MARKETS FUND (c)	(d)	II FUND (e)
INVESTMENT INCOME
Dividends	$16,652,978	$260,151	$5,356,883	$9,711	$—	$952
Interest	263,420	248	13,726	26	15	1
Less: Foreign dividend tax witheld	—	—	(472,590)	—	—	—
TOTAL INVESTMENT INCOME	16,916,398	260,399	4,898,019	9,737	15	953

EXPENSES
Investment advisory fees	12,565,406	69,844	1,432,285	7,469	428	371
Distribution (12b-1) fees:
Class A	780,061	5,539	103,301	39	—	—
Class C	2,640,591	9,992	224,426	298	—	—
Administrative services fees	1,325,898	149,247	384,632	115,485	154	167
Registration fees	—	—	—	—	—	212
Legal Fee	—	—	—	—	—	19,728
Custodian fees	—	—	—	—	—	2,099
Other expenses	—	—	—	—	—	260
TOTAL EXPENSES	17,311,956	234,622	2,144,644	123,291	582	22,837

Less: Fees waived and expenses reimbursed by the Advisor	—	(138,355)	(160,146)	(114,442)	(68)	(22,404)
Plus: Recapture of fees previously waived	99,573	—	—	—	—	—

NET EXPENSES	17,411,529	96,267	1,984,498	8,849	514	433

NET INVESTMENT INCOME (LOSS)	(495,131)	164,132	2,913,521	888	(499)	520

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(69,684,707)	(667,908)	(7,399,683)	29,076	—	(4,645)
Futures contracts	(71,378,460)	(3,528)	—	(1,566)	—	—
Forward foreign currency contracts	—	—	—	—	1,867	—
Options written	—	—	(1,437)	—	—	—
Net realized gain (loss)	(141,063,167)	(671,436)	(7,401,120)	27,510	1,867	(4,645)
Net change in unrealized appreciation (depreciation) on:
Investments	(41,212,205)	(546,327)	(16,927,009)	(84,463)	—	(913)
Futures contracts	(20,748,398)	(62)	—	(94)	—	—
Options written	—	—	309,224	—	—	—
Foreign currency translations	—	—	—	—	895	—
Net change in unrealized appreciation (depreciation) on investments	(61,960,603)	(546,389)	(16,617,785)	(84,557)	895	(913)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(203,023,770)	(1,217,825)	(24,018,905)	(57,047)	2,762	(5,558)

NET INCREASE (DECREASE) IN NET ASSETS	$(203,518,901)	$(1,053,693)	$(21,105,384)	$(56,159)	$2,263	$(5,038)

(a)	The Good Harbor Tactical Core Developed Markets Fund Class A, C and I shares commenced operations on October 1, 2013.

(b)	The Good Harbor Tactical Equity Income Fund Class A, C and I shares commenced operations on October 1, 2013.

(c)	The Good Harbor Tactical Core Emerging Markets Fund Class A, C and I shares commenced operations on December 20, 2013.

(d)	The Good Harbor Tactical Core Currency Strategy Fund Class A, C and I shares commenced operations on May 30, 2014.

(e)	The Good Harbor Tactical Core US II Fund commenced operations on May 16, 2014.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	TACTICAL CORE US FUND

	Year Ended	Period Ended
	September 30, 2014	September 30, 2013 (a)
FROM OPERATIONS
Net investment loss	$(495,131)	$(469,932)
Net realized loss on investments and futures contracts	(141,063,167)	(6,391,851)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(61,960,603)	15,355,176
Net increase (decrease) in net assets resulting from operations	(203,518,901)	8,493,393

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(3,745,035)	—
Class C	(2,593,146)	—
Class I	(7,918,845)	—
Net decrease in net assets resulting from distributions to shareholders	(14,257,026)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	368,623,016	190,382,628
Class C	317,592,178	74,544,975
Class I	888,152,886	392,830,923
Net asset value of shares issued in reinvestment of distributions:
Class A	3,522,285	—
Class C	2,511,887	—
Class I	7,661,003	—
Redemption fee proceeds:
Class A	19,782	4,195
Class C	17,013	799
Class I	43,339	5,821
Payments for shares redeemed:
Class A	(271,152,622)	(23,876,788)
Class C	(76,144,602)	(449,664)
Class I	(624,315,660)	(92,070,733)
Net increase in net assets from shares of beneficial interest	616,530,505	541,372,156

TOTAL INCREASE IN NET ASSETS	398,754,578	549,865,549

NET ASSETS
Beginning of Period	549,865,549	—
End of Period*	$948,620,127	$549,865,549
* Includes accumulated net investment loss of:	$(637,878)	$(438,647)

SHARE ACTIVITY
Class A:
Shares Sold	32,948,050	17,383,959
Shares Reinvested	309,515	—
Shares Redeemed	(25,730,216)	(2,166,057)
Net increase in shares of beneficial interest outstanding	7,527,349	15,217,902

Class C:
Shares Sold	28,340,856	6,847,227
Shares Reinvested	222,291	—
Shares Redeemed	(7,443,059)	(41,827)
Net increase in shares of beneficial interest outstanding	21,120,088	6,805,400

Class I:
Shares Sold	78,656,024	36,062,289
Shares Reinvested	671,429	—
Shares Redeemed	(59,205,194)	(8,542,895)
Net increase in shares of beneficial interest outstanding	20,122,259	27,519,394

(a)	The Good Harbor Tactical Core US Fund Class A and I shares commenced operations on December 31, 2012. Class C Shares commenced operations on January 4, 2013.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

TACTICAL CORE
DEVELOPED
MARKETS FUND

Period Ended
September 30, 2014 (a)
FROM OPERATIONS
Net investment income	$164,132
Net realized loss on security transactions and futures contracts	(671,436)
Net change in unrealized depreciation on security transactions, and futures contracts	(546,389)
Net decrease in net assets resulting from operations	(1,053,693)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,076,998
Class C	2,489,253
Class I	11,506,528
Redemption fee proceeds:
Class A	1,963
Class C	977
Class I	5,263
Payments for shares redeemed:
Class A	(1,284,554)
Class C	(933,035)
Class I	(2,149,483)
Net increase in net assets from shares of beneficial interest	13,713,910

TOTAL INCREASE IN NET ASSETS	12,660,217

NET ASSETS
Beginning of Period	—
End of Period*	$12,660,217
* Includes accumulated net investment income of:	$164,198

SHARE ACTIVITY
Class A:
Shares Sold	402,626
Shares Reinvested	—
Shares Redeemed	(129,094)
Net increase in shares of beneficial interest outstanding	273,532

Class C:
Shares Sold	246,506
Shares Reinvested	—
Shares Redeemed	(96,466)
Net increase in shares of beneficial interest outstanding	150,040

Class I:
Shares Sold	1,144,547
Shares Reinvested	—
Shares Redeemed	(219,742)
Net increase in shares of beneficial interest outstanding	924,805

(a)	The Good Harbor Tactical Core Developed Markets Fund Class A, C and I shares commenced operations on October 1, 2013.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

TACTICAL
EQUITY INCOME
FUND

Period Ended
September 30, 2014 (b)
FROM OPERATIONS
Net investment income	$2,913,521
Net realized loss on security transactions and options contracts	(7,401,120)
Net change in unrealized depreciation on security transactions and options contracts	(16,617,785)
Net decrease in net assets resulting from operations	(21,105,384)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(691,948)
Class C	(239,573)
Class I	(1,473,303)
Net decrease in net assets resulting from distributions to shareholders	(2,404,824)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	115,183,280
Class C	56,269,267
Class I	205,049,765
Net asset value of shares issued in reinvestment of distributions:
Class A	621,880
Class C	217,986
Class I	1,400,828
Redemption fee proceeds:
Class A	4,812
Class C	2,624
Class I	9,199
Payments for shares redeemed:
Class A	(20,513,635)
Class C	(2,651,532)
Class I	(40,974,812)
Net increase in net assets from shares of beneficial interest	314,619,662

TOTAL INCREASE IN NET ASSETS	291,109,454

NET ASSETS
Beginning of Period	—
End of Period*	$291,109,454
* Includes accumulated net investment income of:	$505,432

SHARE ACTIVITY
Class A:
Shares Sold	11,397,817
Shares Reinvested	61,148
Shares Redeemed	(2,047,314)
Net increase in shares of beneficial interest outstanding	9,411,651

Class C:
Shares Sold	5,566,483
Shares Reinvested	21,398
Shares Redeemed	(265,260)
Net increase in shares of beneficial interest outstanding	5,322,621

Class I:
Shares Sold	20,276,569
Shares Reinvested	137,986
Shares Redeemed	(4,146,564)
Net increase in shares of beneficial interest outstanding	16,267,991

(a)	The Good Harbor Tactical Equity Income Fund Class A, C and I shares commenced operations on October 1, 2013.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

TACTICAL CORE
EMERGING
MARKETS FUND

Period Ended
September 30, 2014 (a)
FROM OPERATIONS
Net investment income	$888
Net realized gain on security transactions and futures contracts	27,510
Net change in unrealized depreciation on security transactions and futures contracts	(84,557)
Net decrease in net assets resulting from operations	(56,159)

DISTRIBUTIONS TO SHAREHOLDERS

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	95,266
Class C	152,583
Class I	2,024,810
Redemption fee proceeds:
Class A	5
Class C	10
Class I	256
Payments for shares redeemed:
Class A	(2,418)
Class C	(3,685)
Class I	(86,736)
Net increase in net assets from shares of beneficial interest	2,180,091

TOTAL INCREASE IN NET ASSETS	2,123,932

NET ASSETS
Beginning of Period	—
End of Period*	$2,123,932
* Includes accumulated net investment income of:	$888

SHARE ACTIVITY
Class A:
Shares Sold	9,004
Shares Reinvested	—
Shares Redeemed	(234)
Net increase in shares of beneficial interest outstanding	8,770

Class C:
Shares Sold	14,393
Shares Reinvested	—
Shares Redeemed	(345)
Net increase in shares of beneficial interest outstanding	14,048

Class I:
Shares Sold	196,666
Shares Reinvested	—
Shares Redeemed	(8,236)
Net increase in shares of beneficial interest outstanding	188,430

(a)	The Good Harbor Tactical Core Emerging Markets Fund Class A, C and I shares commenced operations on December 20, 2013.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Tactical Currency
Strategy Fund

Period Ended
September 30, 2014 (a)
FROM OPERATIONS
Net investment loss	$(499)
Net realized gain on forward foreign currency contracts	1,867
Net change in unrealized appreciation on forward foreign currency contracts	895
Net increase in net assets resulting from operations	2,263

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10
Class C	10
Class I	105,413
Net increase in net assets from shares of beneficial interest	105,433

TOTAL INCREASE IN NET ASSETS	107,696

NET ASSETS
Beginning of Period	—
End of Period*	$107,696
* Includes accumulated net investment loss of:	$1,368

SHARE ACTIVITY
Class A:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class C:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class I:
Shares Sold	10,541
Net increase in shares of beneficial interest outstanding	10,541

(a)	The Good Harbor Tactical Currency Strategy Fund Class A, C and I shares commenced operations on May 30, 2014.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

TACTICAL CORE US II
FUND

Period Ended
September 30, 2014 (a)
FROM OPERATIONS
Net investment income	$520
Net realized loss on investments	(4,645)
Net change in unrealized depreciation on investments	(913)
Net decrease in net assets resulting from operations	(5,038)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	103,751
Net increase in net assets from shares of beneficial interest	103,751

TOTAL INCREASE IN NET ASSETS	98,713

NET ASSETS
Beginning of Period	—
End of Period*	$98,713
* Includes accumulated net investment gain of:	$520

SHARE ACTIVITY
Class A:
Shares Sold	10,375
Net increase in shares of beneficial interest outstanding	10,375

(a)	The Good Harbor Tactical Currency Strategy Fund commenced operations on May 16, 2014

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND

	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
	2014	2013 (1)		2014	2013 (2)		2014	2013 (1)

Net asset value, beginning of period	$11.10	$10.00		$11.04	$10.03		$11.12	$10.00

Activity from investment operations:
Net investment income (loss) (3)	— (4)	(0.04)		(0.07)	(0.09)		0.02	(0.02)
Net realized and unrealized gain (loss) on investments	(1.28)	1.14		(1.27)	1.10		(1.27)	1.14
Total from investment operations	(1.28)	1.10		(1.34)	1.01		(1.25)	1.12

Paid in capital from redemption fees (4)	0.00	0.00		0.00	0.00		0.00	0.00

Less distributions from:
Net realized gains	(0.16)	—		(0.16)	—		(0.16)	—

Net asset value, end of period	$9.66	$11.10		$9.54	$11.04		$9.71	$11.12

Total return (5,6)	(11.79)%	11.00%		(12.40)%	10.07%		(11.58)%	11.20%

Net assets, at end of period (000s)	$219,801	$168,848		$266,428	$75,119		$462,391	$305,898

Ratio of gross expenses to average net assets before reimbursement or recapture (7,9)	1.35%	1.49	% (8)	2.10%	2.27	% (8)	1.10%	1.23	% (8)
Ratio of net expenses to average net assets after reimbursement or recapture (9)	1.36%	1.40	% (8)	2.11%	2.15	% (8)	1.11%	1.15	% (8)
Ratio of net investment income (loss) to average net assets (9)	(0.04)%	(0.47	)% (8)	(0.70)%	(1.15	)% (8)	0.22%	(0.28	)% (8)

Portfolio Turnover Rate	773%	375	% (6)	773%	375	% (6)	773%	375	% (6)

(1)	The Good Harbor Tactical Core US Fund Class A and Class I shares commenced operations on December 31, 2012.

(2)	The Good Harbor Tactical Core US Fund Class C shares commenced operations on January 4, 2013.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Amount represents less than $0.01 per share.

(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(8)	Annualized.

(9)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND

	For the Period Ended September 30, 2014 (1)
	Class A	Class C	Class I
Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.24	0.13	0.26
Net realized and unrealized loss on investments	(0.86)	(0.81)	(0.86)
Total from investment operations	(0.62)	(0.68)	(0.60)

Paid in capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$9.38	$9.32	$9.40

Total return (4,5)	(6.20)%	(6.80)%	(6.00)%

Net assets, at end of period (000s)	$2,567	$1,399	$8,695

Ratio of gross expenses to average net assets (6,7,8)	3.46%	4.21%	3.21%
Ratio of net expenses to average net assets (7,8)	1.40%	2.15%	1.15%
Ratio of net investment income to average net assets (7,8)	2.39%	1.31%	2.58%

Portfolio Turnover Rate (5)	620%	620%	620%

(1)	The Good Harbor Tactical Core Developed Markets Fund Class A, C and I shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL EQUITY INCOME FUND

	For the Period Ended September 30, 2014 (1)
	Class A	Class C	Class I
Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.30	0.22	0.31
Net realized and unrealized loss on investments	(0.74)	(0.74)	(0.72)
Total from investment operations	(0.44)	(0.52)	(0.41)

Paid in capital from redemption fees (3)	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.17)	(0.11)	(0.19)

Net asset value, end of period	$9.39	$9.37	$9.40

Total return (4,5)	(4.52)%	(5.22)%	(4.22)%

Net assets, at end of period (000s)	$88,373	$49,892	$152,845

Ratio of gross expenses to average net assets (6,7,8)	1.51%	2.26%	1.26%
Ratio of net expenses to average net assets (7,8)	1.40%	2.15%	1.15%
Ratio of net investment income to average net assets (7,8)	2.90%	2.13%	2.99%

Portfolio Turnover Rate (5)	90%	90%	90%

(1)	The Good Harbor Tactical Equity Income Fund’s Class A, C and I shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND

	For the Period Ended September 30, 2014 (1)
	Class A	Class C	Class I
Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.04)	(0.09)	0.02
Net realized and unrealized gain on investments	0.08	0.09	0.04
Total from investment operations	0.04	(0.00)	0.06

Net asset value, end of period	$10.04	$10.00	$10.06

Total return (3,4)	0.40%	0.00%	0.60%

Net assets, at end of period (000s)	$88	$141	$1,895

Ratio of gross expenses to average net assets (5,6,7)	16.81%	17.56%	16.56%
Ratio of net expenses to average net assets (6,7)	1.40%	2.15%	1.15%
Ratio of net investment income (loss) to average net assets (6,7)	(0.56)%	(1.12)%	0.19%

Portfolio Turnover Rate (4)	233%	233%	233%

(1)	The Good Harbor Tactical Core Emerging Markets Fund Class A, C and I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CURRENCY STRATEGY FUND

	For the Period Ended September 30, 2014 (1)
	Class A	Class C	Class I
Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment loss (2)	— (8)	— (8)	(0.05)
Net realized and unrealized gain on investments	0.21	0.21	0.26
Total from investment operations	0.21	0.21	0.21

Net asset value, end of period	$10.21	$10.21	$10.21

Total return (3,4)	2.10%	2.10%	2.10%

Net assets, at end of period	$10.21	$10.21	$107,676

Ratio of gross expenses to average net assets (5,6,7)	1.95%	2.70%	1.70%
Ratio of net expenses to average net assets (6,7)	1.75%	2.50%	1.50%
Ratio of net investment income (loss) to average net assets (6,7)	0.00%	0.00%	(1.45)%

Portfolio Turnover Rate (4)	0%	0%	0%

(1)	The Good Harbor Tactical Currency Strategy Fund Class A, C and I shares commenced operations on May 30, 2014

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

GOOD HARBOR TACTICAL CORE US II FUND

For the Period Ended September 30, 2014 (1)
Class I
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (2)	0.05
Net realized and unrealized loss on investments	(0.54)
Total from investment operations	(0.49)

Net asset value, end of period	$9.51

Total return (3,4)	(4.90)%

Net assets, at end of period (000s)	$99

Ratio of gross expenses to average net assets (5,6,7)	60.60%
Ratio of net expenses to average net assets (6,7)	1.15%
Ratio of net investment income to average net assets (6,7)	1.38%

Portfolio Turnover Rate (4)	268%

(1)	The Good Harbor Tactical Core US II Fund commenced operations on May 16, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

1.	ORGANIZATION

The Good Harbor Tactical Core US Fund (“Tactical Core US Fund”), formerly known as Good Harbor U.S. Tactical Core Fund, the Good Harbor Tactical Core Developed Markets Fund (“Tactical Core Developed Markets Fund”), formerly known as Good Harbor Tactical Core International Developed Markets Fund, the Good Harbor Tactical Equity Income Fund (“Tactical Equity Income Fund”), the Good Harbor Tactical Core Emerging Markets Fund (“Tactical Core Emerging Markets Fund”), formerly known as Good Harbor Tactical Core International Emerging Markets Fund, the Good Harbor Tactical Currency Strategy Fund (“Tactical Currency Strategy Fund”), and the Tactical Core US II Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The investment objective of the Tactical Core US Fund, the Tactical Core Developed Markets Fund, the Tactical Core Emerging Markets Fund, the Tactical Currency Strategy Fund and the Tactical Core US II Fund is total return from capital appreciation and income. The investment objective of the Tactical Equity Income Fund is total return from capital appreciation with an emphasis on income.

The Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Equity Income Fund, Tactical Core Emerging Markets Fund, and Tactical Core Currency Strategy Fund currently offer three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at net asset value. Each share class represents an interest in the same assets of the Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Tactical Core US II Fund offers one share class; Class I. The Tactical Core US Fund Class A shares and Class I shares commenced operations on December 31, 2012 and Class C shares commenced operations on January 4, 2013, the Tactical Core Developed Markets Fund and Tactical Equity Income Fund commenced operations on September 30, 2013 and the Tactical Core Emerging Markets Fund commenced operations on December 20, 2013. The Tactical Currency Strategy Fund commenced operations on May 30, 2014. The Tactical Core US II Fund commenced operations on May 16, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the- counter market quotations are readily

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September 30, 2014

available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds - A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Futures Contracts - The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions - The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Funds may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Funds’ investments measured at fair value:

GOOD HARBOR TACTICAL CORE US FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Equity Funds	$713,630,814	$—	$—	$713,630,814
Short - Term Investment	192,233,089	—	—	192,233,089
Total	$905,863,903	$—	$—	$905,863,903
Liabilities
Derivatives
Long Futures Contracts**	$(15,053,102)	—	—	$(15,053,102)

GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Equity Funds	$12,230,442	$—	$—	$12,230,442
Short - Term Investment	390,375	—	—	390,375
Total	$12,620,817	$—	$—	$12,620,817
Liabilities
Derivatives
Long Futures Contracts**	$(62)	—	—	$(62)

GOOD HARBOR TACTICAL EQUITY INCOME FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$209,291,429	$—	$—	$209,291,429
Preferred Stock	5,863,001	—	—	5,863,001
Purchased Put Options	411,825	—	—	411,825
Short - Term Investment	74,901,181	—	—	74,901,181
Total	$290,467,436	$—	$—	$290,467,436
Liabilities
Derivatives
Written Call Options	$265,998	—	—	$265,998

GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Equity Funds	$1,999,261	$—	$—	$1,999,261
Short - Term Investment	43,709	—	—	43,709
Total	$2,042,970	$—	$—	$2,042,970
Liabilities
Derivatives
Long Futures Contracts**	$(94)	—	—	$(94)

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

GOOD HARBOR TACTICAL CURRENCY STRATEGY FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Short - Term Investment	$92,889	$—	$—	$92,889
Total	$92,889	$—	$—	$92,889
Derivatives
Forward Currency Exchange Contracts	—	$9,670	—	$9,670
Liabilities
Derivatives
Forward Currency Exchange Contracts	—	$(8,775)	—	$(8,775)

TACTICAL CORE US II FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Equity Funds	$84,933	$—	$—	$84,933
Short - Term Investment	2,625	—	—	2,625
Total	$87,558	$—	$—	$87,558

The Funds did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day variation margin is reported within the Statements of Assets and Liabilities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency contracts in the Statement of Operations. For the year ended September 30, 2014 the Tactical Currency Strategy Fund had net realized gains of $1,867 on forward foreign currency exchange contracts.

Futures Contracts – The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Funds may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

As of September 30, 2014, the Tactical Core US Fund held futures subject to equity price risk in the amount of ($15,053,102), the Tactical Core Developed Markets Fund held futures subject to equity price risk in the amount of ($62), and the Tactical Core Emerging Markets fund held futures subject to equity price risk in the amount of ($94). These amounts represent the unrealized depreciation on futures held as of September 30, 2014.

The derivative instruments outstanding as of September 30, 2014 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Tactical Core US Fund, Tactical Developed Markets Fund, Tactical Equity Income Fund, Tactical Emerging Markets Fund, and Tactical Currency Strategy Fund.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. A Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is a Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Tactical Equity Income Fund for the period ended September 30, 2014, were as follows:

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

	Written Call Options
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	(8,621)	(965,151)
Options closed	1,659	128,585
Options exercised	3,547	261,344
Options expired	—	—
Options outstanding, end of period	(3,415)	$(575,222)

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Core Emerging Market Fund, and Tactical Currency Strategy Fund’s Statement of Assets and Liabilities as of September 30, 2014:

		Asset Derivatives		Liability Derivatives
	Contract Type/Primary Risk
Fund	Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Tactical Core US Fund	Equity/Interest Rate Contracts			Variation margin - Due to Broker	$4,307,553
Tactical Core Developed Markets Fund	Equity/Interest Rate Contracts	Variation margin - Due from Broker	$928
Tactical Equity Income Fund	Equity	Options Purchased, at value	411,825	Options Written, at value	265,998
Tactical Core Emerging Markets Fund	Equity/Interest Rate Contracts			Variation margin - Due to Broker	94

Tactical Currency Strategy Fund	Currency	Unrealized appreciation on forward foreign currency transactions	9,670	Unrealized depreciation on forward foreign currency transactions	8,775

The following is a summary of the location of derivative investments on the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Core Emerging Market Fund and Tactical Currency Strategy Fund’s Statement of Operations as of September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate Contracts	Net realized gain (loss) on futures contracts;
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on options written
Net change in unrealized appreciation/depreciation from options written
Net realized gain (loss) on investments
Currency Contracts	Net change in unrealized appreciation/depreciation on investments
Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation/depreciation on forward foreign currency contracts

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

The following is a summary of the Funds’ realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

				Total for the
				Year ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	Currency Risk	September 30, 2014
Tactical Core US Fund
Futures	$(70,290,545)	$(1,087,915)	$—	$(71,378,460)
Tactical Core Developed Markets Fund
Futures	$(3,528)	$—	$—	$(3,528)
Tactical Core Equity Income Fund
Options Purchased	$(49,710)	$—	$—	$(49,710)
Options Written	(1,437)	—	—	(1,437)
Tactical Core Emerging Markets Fund
Futures	$(1,566)	$—	$—	$(1,566)
Tactical Currency Strategy Fund
Forward Foreign Currency Contracts	$—	$—	$1,867	$1,867

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

				Total for the
				Year ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	Currency Risk	September 30, 2014
Tactical Core US Fund
Futures	$(18,071,353)	$(2,677,045)	$—	$(20,748,398)
Tactical Core Developed Markets Fund
Futures	$85	$(147)	$—	$(62)
Tactical Core Equity Income Fund
Options Purchased	$243,568	$—	$—	$243,568
Options Written	309,224	—	—	309,224
Tactical Core Emerging Markets Fund
Futures	$55	$(149)	$—	$(94)
Tactical Currency Strategy Fund
Forward Foreign Exchange Contracts	$—	$—	$895	$895

Offsetting of Financial Assets and Derivative Assets

The Tactical Core US Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended September 30, 2014, the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Core Emerging Market Fund and Tactical Currency Strategy Funds were not subject to any master netting arrangements. The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2014 for the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Core Emerging Market Fund, Tactical Equity Income Fund, and Tactical Currency Strategy Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Tactical Core US Fund

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$(4,307,553)	$—	$(4,307,553)	$—	$4,307,553	$—
Total	$(4,307,553)	$—	$(4,307,553)	$—	$4,307,553	$—

Tactical Core Developed Markets Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Futures Contracts	$928	$—	$928	$—	$—	$928
Total	$928	$—	$928	$—	$—	$928

Tactical Equity Income Fund

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Options Written	$(265,998)	$—	$(265,998)	$265,998	$—	$—
Total	$(265,998)	$—	$(265,998)	$265,998	$—	$—

Tactical Core Emerging Markets Fund

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures	$94	$—	$94	$—	$94	$—
Total	$94	$—	$94	$—	$94	$—

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Tactical Currency Strategy Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Forward Foreign Currency Transactions	$9,670	$—	$9,670	$(8,775)	$—	$895
Total	$9,670	$—	$9,670	$(8,775)	$—	$895

Tactical Currency Strategy Fund

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Forward Foreign Currency Transactions	$(8,775)	$—	$(8,775)	$—	$—	$(8,775)
Total	$(8,775)	$—	$(8,775)	$—	$—	$(8,775)

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Tactical Core US Fund	Annually	Annually
Tactical Core Developed Markets Fund	Annually	Annually
Tactical Equity Income Fund	Monthly	Annually
Tactical Core Emerging Markets Fund	Annually	Annually
Tactical Currency Strategy Fund	Annually	Annually
Tactical US II Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where each Fund

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

makes significant investments; however each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Good Harbor Financial, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of each Fund’s investment portfolio. The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Equity Income Fund, Tactical Core Emerging Markets Fund, and Tactical Core US II Fund’s average daily net assets and 1.25% Tactical Currency Strategy Fund of the Tactical Currency Strategy Fund’s average daily net assets. During the period ended September 30, 2014, the Advisor earned the following fees:

Fund	Advisory Fee
Tactical Core US Fund	$12,565,406
Tactical Core Developed Markets Fund	69,844
Tactical Equity Income Fund	1,432,285
Tactical Core Emerging Markets Fund	7,469
Tactical Currency Strategy Fund	428
Tactical Core US II Fund	371

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2015 for the Tactical Core US Fund, January 31, 2016 for the Tactical Core Developed Markets Fund, the Tactical Equity Income Fund, the Tactical Core Emerging Markets Fund and the Tactical Currency Strategy Fund, and May 31, 2015 for the Tactical Core US II Fund, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.40%, 2.15% and 1.15% of the daily average net assets attributable to the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Equity Income Fund, and Tactical Core Emerging Markets Fund, Tactical Core

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

US II Fund’s, and 1.75%, 2.50% and 1.50% for the Tactical Currency Strategy Fund’s Class A, Class C and Class I shares, respectively. During the periods ended September 30, 2014, the Advisor waived fees and reimbursed expenses in the amounts of:

Fees waived/reimbursed by
FUND	the Advisor
Tactical Core Developed Markets Fund	$138,355
Tactical Equity Income Fund	160,146
Tactical Core Emerging Markets Fund	114,442
Tactical Currency Strategy Fund	68
Tactical Core US II	22,404

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Tactical Core US Fund, Tactical Developed Markets Fund, Tactical Equity Income Fund, and Tactical Core US II Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.40%, 2.15% and 1.15% of average daily net assets, the Advisor shall be entitled to reimbursement by each Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Tactical Core US Fund, Tactical Developed Markets Fund, Tactical Equity Income Fund, and Tactical Core US II Fund’s expenses to exceed 1.40%, 2.15% and 1.15% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.40%, 2.15% and 1.15% per annum of the Tactical Core US Fund, Tactical Developed Markets Fund, Tactical Equity Income Fund, and Tactical Core US II Fund’s average daily net assets, respectively, the reimbursements shall be suspended.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Tactical Currency Strategy Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.75%, 2.50% and 1.50% of average daily net assets, the Advisor shall be entitled to reimbursement by each Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Tactical Currency Strategy Fund’s expenses to exceed 1.75%, 2.50% and 1.50% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.75%, 2.50% and 1.50% per annum of the Tactical Currency Strategy Fund’s average daily net assets, respectively, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). For the year ended September 30, 2014. The Advisor recaptured fees of $99,573 from the Tactical Core US Fund. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through September 30 of the year indicated.

Fund	2016	2017
Tactical Core Developed Markets Fund	$—	$138,355
Tactical Equity Income Fund	—	160,146
Tactical Core Emerging Markets Fund	—	114,442
Tactical Currency Strategy Fund	—	68
Tactical Core US II Fund	—	22,404

The Trust, with respect to each Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan for Class A and Class C shares (“Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plan, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the periods ended September 30, 2014.

Fund	Distribution (12b-1) fee
Tactical Core US Fund
Class A	$780,061
Class C	2,640,591
Tactical Core Developed Markets Fund
Class A	5,539
Class C	9,992
Tactical Equity Income Fund
Class A	$103,301
Class C	224,426
Tactical Core Emerging Markets Fund
Class A	39
Class C	298

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The Distributor is an affiliate of GFS. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the periods ended September 30, 2014.

	Underwriting	Amount
	Commissions	Retained
Fund	(Unaudited)	(Unaudited)
Tactical Core US Fund
Class A	$4,974,884	$703,182
Class C	3,519,618	215,707
Tactical Core Developed Markets Fund
Class A	10,373	1,532
Class C	14,605	32
Tactical Equity Income Fund
Class A	683,459	95,969
Class C	448,303	11,189
Tactical Core Emerging Markets Fund
Class A	1,736	246
Class C	1,314	36

Class C shares of the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Equity Income Fund and Tactical Core Emerging Markets Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. The table below shows the amount of CDSC paid by shareholders of the Fund during the period ended September 30, 2014.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Fund	CDSC Paid
Tactical Core US Fund	$219,658
Tactical Core Developed Markets Fund	32
Tactical Core Equity Income Fund	11,128
Tactical Core Emerging Markets Fund	36

Pursuant to the terms of an administrative servicing agreement with GFS, the Funds pay to GFS a monthly fee for all operating expenses of the Tactical Core US Fund, Tactical Core Developed Fund, Tactical Equity Income Fund, Tactical Core Emerging Markets Fund, and Tactical US II Fund, which is calculated on their average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees. The approved entities may be affiliates of GFS. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds. The Tactical Core US II Fund pays its own operating expenses.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from GFS under the administrative servicing agreement.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the periods ended September 30, 2014 were as followed:

Fund	Purchases	Sales
Tactical US Core Fund	$6,718,635,511	$6,256,855,109
Tactical Core Developed Markets Fund	57,410,972	43,966,295
Tactical Equity Income Fund	362,532,033	117,205,114
Tactical Core Emerging Markets Fund	4,307,393	2,252,745
Tactical Core US II Fund	346,903	256,413

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2014 the redemption fees are as follows:

GOOD HARBOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Fund	Redemption Fee
Tactical Core US Fund
Class A	$19,782
Class C	17,013
Class I	43,339
Tactical Core Developed Markets Fund
Class A	1,963
Class C	977
Class I	5,263
Tactical Equity Income Fund
Class A	4,812
Class C	2,624
Class I	9,199
Tactical Core Emerging Markets Fund
Class A	5
Class C	10
Class I	256

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Tactical Core US Fund and Tactical Core US II Fund currently seek to achieve their investment objectives by investing a portion of its assets in iShares ETFs. The Tactical Core US Fund and Tactical Core US II Fund invest in iShares S&P Mid-Cap ETF and iShares 7-10 Year Treasury Bond ETF, (the “Securities”), respectively. The Tactical Currency Strategy Fund currently seeks to achieve its investment objective by investing a portion of its assets in the Invesco Short Term Investments Trust – Liquid Assets Portfolio. The Funds may redeem its investments from the Securities at any time if the Advisor determines that it is in the best interest of the Funds and its shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the Securities N-CSR’s available at “www.sec.gov” or on the Funds’ websites, “www.iShares.com” and “www.Invesco.com”. As of September, 2014, the percentage of the Tactical Core US Fund’s net assets invested in the iShares S&P Mid-Cap ETF was 37.2%, the percentage of the Tactical Core US II Fund’s net assets invested in the iShares 7-10 Year Treasury Bond ETF was 30.4%, and the percentage of the Tactical Currency Strategy Fund’s net assets invested in Invesco Short Term Investments Trust – Liquid Assets Portfolio was 86.3%.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2014 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the Fund.

		Percentage of Voting Securities
Fund	Shareholder	as of September 30, 2014
Tactical Core US Fund	First Clearing, LLC	36.1%
Tactical Core Developed Markets Fund	LPL Financial	48.2%
Tactical Equity Income Fund	LPL Financial	30.6%
Tactical Currency Strategy Fund	Marcus Franklin	100.0%
Tactical US II Fund	Ingersoll Cear, LLC	100.0%

GOOD HARBOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2014 was as follows:

For the period ended September 30, 2014:
	Ordinary	Exempt	Long-Term
Fund	Income	Income	Capital Gains	Total
Good Harbor Tactical Core U.S. Fund	$5,720,523	$—	$8,536,503	$14,257,026
Good Harbor Tactical Core Developed Markets Fund	—	—	—	—
Good Harbor Tactical Equity Income Fund	2,404,824	—	—	2,404,824
Good Harbor Tactical Core Emerging Markets Fund	—	—	—	—
Good Harbor Tactical Currency Strategy Fund	—	—	—	—
Good Harbor Tactical Core US II Fund	—	—	—	—

There were no distributions for the year ended September 30, 2013.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Good Harbor Tactical Core U.S. Fund	$—	$—	$(176,448,536)	$—	$—	$(32,833,998)	$(209,282,534)
Good Harbor Tactical Core Developed Markets Fund	164,198	—	(322,958)	—	—	(894,867)	(1,053,627)
Good Harbor Tactical Equity Income Fund	505,432	—	(1,871,626)	—	(136,374)	(22,007,640)	(23,510,208)
Good Harbor Tactical Core Emerging Markets Fund	37,657	—	—	—	—	(93,816)	(56,159)
Good Harbor Tactical Currency Strategy Fund	2,260	—	—	—	—	3	2,263
Good Harbor Tactical Core US II Fund	520	—	(3,943)	—	—	(1,615)	(5,038)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of 1256 contracts, and adjustments for straddles losses and foreign currency contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Good Harbor Tactical Core U.S. Fund incurred and elected to defer such late year losses of $637,878.

Late Year
Fund	Losses
Good Harbor Tactical Core U.S. Fund	$637,878
Good Harbor Tactical Core Developed Markets Fund	—
Good Harbor Tactical Equity Income Fund	—
Good Harbor Tactical Core Emerging Markets Fund	—
Good Harbor Tactical Currency Strategy Fund	—
Good Harbor Tactical Core US II Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

GOOD HARBOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Post October
Fund	Losses
Good Harbor Tactical Core U.S. Fund	$175,810,658
Good Harbor Tactical Core Developed Markets Fund	322,958
Good Harbor Tactical Equity Income Fund	1,871,626
Good Harbor Tactical Core Emerging Markets Fund	—
Good Harbor Tactical Currency Strategy Fund	—
Good Harbor Tactical Core US II Fund	3,943

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), non-deductible losses and the reclass of net operating losses, resulted in reclassifications for the following Funds for the year ended September 30, 2014 as follows:

Fund	Capital	Income (Loss)	Gains (Loss)
Good Harbor Tactical Core U.S. Fund	$—	$295,900	$(295,900)
Good Harbor Tactical Core Developed Markets Fund	(66)	66	—
Good Harbor Tactical Equity Income Fund	—	(3,265)	3,265
Good Harbor Tactical Core Emerging Markets Fund	—	—	—
Good Harbor Tactical Currency Strategy Fund	—	1,867	(1,867)
Good Harbor Tactical Core US II Fund	—	—	—

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Good Harbor Tactical Core US Fund, Good Harbor Tactical Core Developed Markets Fund, Good Harbor Tactical Equity Income Fund, Good Harbor Tactical Core Emerging Markets Fund, Good Harbor Tactical Currency Strategy Fund, and Tactical Core US II Fund and Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Good Harbor Tactical Core US Fund, Good Harbor Tactical Core Developed Markets Fund, Good Harbor Tactical Equity Income Fund, Good Harbor Tactical Core Emerging Markets Fund, Good Harbor Tactical Currency Strategy Fund, and Tactical Core US II Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two periods in the period then ended for Good Harbor Tactical Core US Fund, and the related statements of operations and changes in net assets and the financial highlights for the period October 1, 2013 (commencement of operations) to September 30, 2014 for Good Harbor Tactical Core Developed Markets Fund and Good Harbor Tactical Equity Income Fund, the period December 20, 2013 (commencement of operations) to September 30, 2014 for Good Harbor Tactical Core Emerging Markets Fund, the period May 30, 2014 (commencement of operations) to September 30, 2014 for Good Harbor Tactical Currency Strategy Fund, and the period May 16, 2014 (commencement of operations) to September 30, 2014 for Tactical Core US II Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Good Harbor Tactical Core US Fund, Good Harbor Tactical Core Developed Markets Fund, Good Harbor Tactical Equity Income Fund, Good Harbor Tactical Core Emerging Markets Fund, Good Harbor Tactical Currency Strategy Fund, and Tactical Core US II Fund as of September 30, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 1, 2014

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2014

Approval of Advisory Agreement – Good Harbor U.S. Tactical Core Fund

In connection with a meeting held on November 29, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between Good Harbor Financial, LLC (“GHF”) and the Trust, on behalf of the Good Harbor U.S. Tactical Core Fund (the “Fund”).

In its consideration of the approval of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent & Quality of Service. The Board noted that GHF manages the assets of thousands of clients, with over $2.3 billion in assets. They reviewed the personnel backgrounds and agreed that the GHF partners have extensive and impressive backgrounds in financial services. The Trustees discussed the possible benefit to shareholders of GHF’s focus on the management of alternative, tactical and flexible investment solutions using analysis of the relationship between capital markets, interest rates and the economy to provide the information necessary to determine an optimal investment exposure to participate in market advances and minimize declines. The Trustees discussed that GHF will provide portfolio management, sales/marketing, and trading services to the Fund along with continuous compliance monitoring with regard to investment limitations. The Board concludes that based on GHF’s current assets under management, it has the potential to deliver quality service to the shareholders.

Performance. The Board noted that GHF’s model is based on 30+years of market data and for the past 9 years its US Tactical Core Composite has significantly outperformed its benchmark. It was also noted that the composite outperformed the Morningstar category for the one and five year periods. The Board concluded that GHF has experienced and skilled staff to deliver positive performance for the shareholders and to the Boards expectations.

Fees & Expenses. The Board noted that GHF will charge a management fee of 1.00% which is slightly lower than both the peer group 1.10% and the Morningstar category of 1.06%. They observed that there will be an expense cap of 1.15%, excluding Rule 12b-1 fees, which is below the peer group and the Morningstar category averages. The Board also noted that GHF charges higher management fees for their separately managed account clients in their US Tactical Core Composite. The Board concluded that the retail mutual fund client will get the benefit of the same unique, quantitative, and risk managed strategy at more competitive fee than GHF’s SMA clients and that the advisory fee is reasonable.

Economies of Scale. The Trustees discussed the fee arrangement that GHF had negotiated with GFS, and concluded that shareholders will benefit from economies of scale of the GFS breakpoints.

Profitability. The Trustees acknowledged that GHF anticipates the realization of meaningful profits during the initial two years of the agreement, but concluded that the estimated profits appeared reasonable. This conclusion related to the fact that the fee was below average and competitive, that GHF intends to invest some of the legitimate profits in distribution (which will benefit all shareholders), and that the Board can monitor breakpoints or a lower fee in the future if warranted.

Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Approval of Advisory Agreement – Good Harbor Tactical Core International Developed Markets Fund

In connection with a meeting held on August 22, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Good Harbor Financial, LLC. (“GHF”) and the Trust, with respect to the Good Harbor Tactical Core International Developed Markets Fund (“Core International”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that GHF was established in 2003 and specializes in the management of alternative, tactical and flexible investment solutions. The Board noted GHF manages approximately $5.1 billion in assets for over 13,000 clients including institutions, family offices and private clients. The Board reviewed the background information of the key investment personnel responsible for Core International, and found them to have impressive education credentials along with extensive financial industry experience fully capable of providing portfolio management, research, trading, operations, compliance and marketing services. The Board noted that GHF utilizes its research and analysis to produce a disciplined, model driven approach that focuses on proprietary indicators that measures momentum, global and country specific economic conditions, and yield curve dynamics of U.S. Treasury and sovereign government debt, in order to quantify and validate by back testing investment strategies and determine the portfolio’s allocations. The Board recognized that in managing portfolio risk, GHF provides continuous reevaluation of the strategy’s standard deviation, market risk, correlation risk and credit risk in addition to concentration risks to sector, holdings and market. The Board noted that GHF maintains the flexibility to make defensive allocations when these downside risks are elevated as indicated by the model. The Board described the results of the GHF’s 2012 SEC exam and were satisfied with GHF’s response to the exam findings. The Board noted it has some previous experience with GHF through the first mutual fund GHF launched at the end of 2012, and thus far has been satisfied with GHF’s solid infrastructure and experienced professionals. The Board concluded it is comfortable that GHF will deliver a high level of quality service to Core International and its future shareholders.

Performance. The Board reviewed the results of a composite of separately managed accounts (“SMA”) managed by GHF, the Tactical Core International Composite, which utilizes some leverage and has a similar strategy to Core International, and noted it has returned 13.09% (net of SMA fees) since its inception October 31, 2012, and a gross return of 15.35%. The Board noted that although the composite underperformed the benchmark (MSCI World ex-US) returns of 26.05%, the Board recognizes the strategy model can periodically produce defensive indicators causing the strategy to miss some market gains, which is a critical component in mitigating investor’s exposure to sharp market declines. The Board recognized that the returns reflect that the strategy performed as intended.

The Board recognizes that past results are no guarantee of futures results but based on the information presented and its previous experience with another mutual fund in the Trust managed the GHF, the Board concluded GHF has a well-honed investment approach and the potential to deliver positive results to the benefit of Core International and its future shareholders.

Fees & Expenses. The Board noted that for Core International GHF proposed a management fee of 1.00%, which is higher than the Fund’s selected peer group average, 0.88%, but well within the high/low range of fees charged by the those funds (0.55% – 1.15%). The Board further noted that the advisory fee is higher than the Morningstar category averages presented, but well within the range of fees charged by those funds (0.00% – 1.95%). The Board noted that GHF has agreed to a fee waiver which is estimated to reduce the total fees to

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

shareholders to 0.80%, thereby making the fees more competitive. The Board considered that given the complex nature of this international strategy and the defensive allocation, GHF can execute when the model indicators deem it necessary and the Board concluded that the management fees are reasonable. The Board noted the complex nature of constructing and managing an international strategy that has the mandate to take a defensive stance in less favorable market environments and concluded that the management fee is reasonable.

Economies of Scale. The Board discussed the anticipated size of Core International, and its prospects for growth. The Trustees concluded that based on the anticipated size of Core International, meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement. However, a representative of GHF agreed that as Core International grows and GHF achieves economies of scale, GHF would be willing to evaluate implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board considered the anticipated profits to be realized by GHF in connection with the operation of Core International and whether the amount of profit is a fair entrepreneurial profit for the management of Core International. The Trustees noted that GHF anticipates earning a not insignificant profit in connection with its relationship with Core International, during the initial term of the agreement. The Board was satisfied that GHF’s anticipated profitability level associated with its relationship with Core International is reasonable.

Conclusion. Having requested and received such information from the GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable in the circumstances and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of the Good Harbor Tactical Core International Developed Markets Fund.

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Approval of Advisory Agreement – Good Harbor Tactical Equity Income Fund

In connection with a meeting held on August 22, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Good Harbor Tactical Equity Income Fund (“Equity Income”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that GHF was established in 2003 and specializes in the management of alternative, tactical and flexible investment solutions. The Board noted GHF manages approximately $5.1 billion in assets for over 13,000 clients including institutions, family offices and private clients. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and found them to have impressive education credentials along with extensive financial industry experience fully capable of providing portfolio management, research, trading, operations, compliance and marketing services. The Board noted that for Equity Income, GHF uses a fundamental and quantitative research approach employing several screens focused on deriving potential companies that achieve its earnings from tangible assets, for investments that are principally sound but trading at low valuations due to various temporary factors. The Board recognized that in managing portfolio risk, GHF provides continuous reevaluation of the strategy’s standard deviation, market risk, correlation risk and credit risk in addition to concentration risks to sector, holdings and market. The Board noted that GHF maintains the flexibility to make defensive allocations when these downside risks are elevated as indicated by the model. The Board described the results of the GHF’s 2012 SEC exam and were satisfied with GHF’s response to the exam findings. The Board noted it has some previous experience with GHF through the first mutual fund GHF launched at the end of 2012, and thus far has been satisfied with GHF’s solid infrastructure and experienced professionals. The Board concluded it is comfortable that GHF will deliver a high level of quality service to Equity Income and its future shareholders.

Performance. The Board reviewed the results of a composite of SMA accounts managed by GHF, the Tactical Equity Income, which has a similar strategy as Equity Income and noted it has returned 21.51% for one year, 22.04% over five years, 19.86% over ten years and 20.09% since inception December 31, 2000 (net of SMA fees). The Board recognized this was a strong outperformance compared to the benchmark, S&P 500 TR Index, which returned 16.89%, 5.21%, 7.88% and 3.54%, over the same time periods, respectively. The Board noted that the strategy performed as it was designed and has benefited from stock market exposure during a sustained bull market, but note it also has the flexibility to make defensive moves during weaker equity environments.

The Board recognizes that past results are no guarantee of futures results but based on the information presented and its previous experience with another mutual fund in the Trust managed the GHF, the Board concluded GHF has a well-honed investment approach and the potential to deliver positive results to the benefit of the shareholders.

Fees & Expenses. The Board noted that with respect to Equity Income, GHF proposed a management fee of 1.00%, which is higher than the selected peer group average, and equal to the highest fee in the selected peer group which ranged from (0.60% – 1.00%). The Board further noted that the advisory fee is higher than the Morningstar category averages and but well within the range of fees charged by those funds (0.00% – 1.98%). The Board noted that GHF has agreed to a fee waiver which is estimated to reduce the actual fee to 0.80%, thereby making it more competitive. The Board concluded that the management fee is reasonable.

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Economies of Scale. The Board discussed the anticipated size of Equity Income, and its prospects for growth. The Trustees concluded that based on the anticipated size of the Fund, meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement. However, a representative of GHF agreed that as the Fund grows and GHF achieves economies of scale, GHF would be willing to evaluate implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board considered the anticipated profits to be realized by GHF in connection with the operation of Equity Income and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that GHF anticipates earning a not insignificant profit in connection with its relationship with the Fund, during the initial term of the Advisory Agreement. The Board was satisfied that GHF’s anticipated profitability level associated with its relationship with the Fund is reasonable.

Conclusion. Having requested and received such information from the GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of the Good Harbor Tactical Equity Income Fund.

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Approval of Advisory Agreement – Good Harbor Tactical Core Emerging Markets Fund

In connection with a meeting held on November 21-22, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Good Harbor Tactical Core International Emerging Markets Fund (“Good Harbor EM”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that GHF was established in 2003 and specializes in the management of alternative, tactical and flexible investment solutions. The Board noted GHF manages approximately $8 billion in assets for over 19,000 clients including institutions, family offices and private clients. The Board reviewed the background information of the key investment personnel that will be responsible for servicing Good Harbor EM and found them to have impressive education credentials along with extensive financial industry experience fully capable of providing portfolio management, research, trading, operations, compliance, and marketing services. The Board noted that GHF will utilize its research and analysis to produce a disciplined, model driven approach that focuses on proprietary indicators that measure momentum, global and country specific economic conditions, and yield curve dynamics of U.S. Treasury and sovereign government debt, in order to quantify and validate by back testing investment strategies and determine the portfolio’s allocations. The Board recognized that in managing portfolio risk, GHF provides continuous reevaluation of the strategy’s standard deviation, market risk, correlation risk and credit risk in addition to concentration risks to sector, holdings and market. The Board noted that GHF maintains the flexibility to make defensive allocations when these downside risks are elevated as indicated by the model. The Board reviewed and discussed the results of the GHF’s 2012 SEC exam and were satisfied with GHF’s response to the exam findings. The Board noted it has previous experience with GHF in connection with other funds in the Trust, and thus far have been satisfied with GHF’s solid infrastructure, experienced professionals and overall business model. The Board concluded it is satisfied that GHF has the ability to deliver a high level of quality service to Good Harbor EM and its future shareholders.

Performance. The Board reviewed the results of a composite of separately managed accounts (“SMA”) managed by GHF, the Tactical Core US Composite, and noted it has returned 23.05% for one year, 24.51% over five years, 13.88% over ten years and 15.75% since its inception, April 30, 2003. The Board recognized that the composite outperformed compared to the benchmark (S&P 500) over the five year, ten year and since periods which returned 15.17%, 7.46% and 8.58%, respectively but underperformed the benchmark over the one year period (27.18%). The Board recognizes the strategy model can periodically produce defensive indicators which are critical components in mitigating investor’s exposure to sharp market declines; therefore, causing the strategy to miss some market gains. The Board considered that the performance of the SMA composite demonstrated the power and consistency of GHF’s methodology, but noted that the composite does not reflect performance based on a strategy similar to that of Good Harbor EM. The Board noted that while past performance is not indicative of future results, based on the information presented and its previous experience with other mutual funds managed by GHF, the Board concluded GHF has the potential to deliver reasonable results to Good Harbor EM to the benefit of its future shareholders.

Fees & Expenses. The Board noted that GHF proposed a management fee of 1.00%, which is higher than Good Harbor EM’s selected peer group average, 0.88%, but within the high/low range of fees charged by the those funds (0.55% – 1.15%). The Board further noted that the advisory fee is higher than the Morningstar

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

category averages presented, but within the range of fees charged by those funds (0.00% – 1.45% for the World Allocation category); (0.00% – 1.95% for the World Stock category); and (0.00% – 1.75% for the Foreign Large Blend category). The Board noted that GHF has agreed to a fee waiver which is estimated to reduce the total fees paid to GHF to 0.80%, thereby making the fees more competitive. The Board noted that the Good Harbor EM’s estimated net expense ratio (1.15% exclusive of 12b-1 fees) is within the high/low range of the peer group and Morningstar categories and lower than the peer group average. Given the complex nature of the strategy, which includes the ability to make defensive allocations, and the quality resources available to GHF, the Board concluded that the management fee is reasonable.

Economies of Scale. The Board discussed the anticipated size of Good Harbor EM, and its prospects for growth during the initial term of the Advisory Agreement. The Trustees concluded that based on the anticipated size of Good Harbor EM, meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement. A representative of GHF agreed that as Good Harbor EM grows and GHF achieves economies of scale, GHF would be willing to evaluate implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board considered the anticipated profits to be realized by GHF in connection with the operation of Good Harbor EM and whether the amount of profit is a fair entrepreneurial profit for the management of Good Harbor EM. The Trustees noted that GHF anticipates earning a modest net profit in connection with its relationship with Good Harbor EM during the initial year of the Advisory Agreement. The Board concluded that it was satisfied that GHF’s anticipated profitability level associated with its relationship with Good Harbor EM is reasonable.

Conclusion. Having requested and received such information from the GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable in the circumstances and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of Good Harbor Tactical Core International Emerging Markets Fund.

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Approval of Advisory Agreement – Good Harbor Tactical Currency Strategy Fund

In connection with a meeting held on February 12, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreements (the “Advisory Agreement”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Good Harbor Tactical Currency Strategy Fund (“Good Harbor TC”) (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that GHF was established in 2003 and specializes in the management of alternative, tactical and flexible investment solutions. The Board noted that at the end of December 2013, GHF was managing approximately $10.6 billion in assets for over 23,000 separately managed accounts consisting of institutions, family offices, private clients, and during the past year 4 mutual funds. The Board recognized that since it began working with GHF, they have been satisfied with the adviser’s business model and is impressed that GHF has more than doubled its assets under management over that same time span. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and found them to have impressive education credentials holding advanced degrees from prestigious universities, along with extensive financial industry experience, fully capable of providing a full array of portfolio management services required to manage the Fund, including supervision of the sub-adviser. The Board noted that GHF will delegate the Fund’s day-to-day management responsibility to a sub-adviser with extensive experience in currency investing and trading to execute the strategy with the adviser providing due diligence and compliance oversight of the sub-adviser in addition to marketing the Fund. The Board noted that the adviser and sub-adviser will develop the investment guidelines to the Fund and will monitor those guidelines manually through the use of pre-trade compliance tests in addition to reviewing compliance reports received from the Fund’s administrator with any guideline breaches reported to the adviser’s chief compliance officer who will escalate and seek immediate corrective action. The Board noted that there has been no material compliance or litigation issues over the past 36 months reported by GHF. The Board noted in May 2012, GHF had an SEC exam that identified certain items for corrective action. The Board previously reviewed and discussed the results and the corrective actions taken and expressed their satisfaction. The Board has previous experience with GHF through four other mutual funds launched starting at the end of 2012 and throughout 2013, and thus far has been satisfied with GHF’s solid infrastructure, robust compliance program, experienced professionals and overall business model. The Board concluded they are satisfied the Adviser will deliver a high level of quality service to the Fund and its shareholders.

Performance. The Board noted that while this Fund has not yet commenced trading, the Board was provided with results of a FDO currency strategy that was “carved out” of a broader composite and that reflects a 7% targeted volatility. The Board also noted that it was provided the results of the GMQ strategy with a 10% targeted volatility. The Board noted that at 7% volatility, the GMQ strategy returned 5.16% and 6.14% for the one year and since inception (June 13, 2012) periods, respectively. The Board further noted that the GMQ strategy outperformed its benchmarks; (the Barclay Hedge Currency Traders Index and Morningstar Multicurrency Category which returned 1.13% and (-3.28%) for the one year period, respectively). The Board noted that since inception data for the Barclay Hedge Currency Traders Index and Morningstar Multicurrency Category were not available. It was noted to the Board that FDO’s strategies are managed to a zero benchmark and are relatively uncorrelated with many of the typical strategies that G10 currency managers use. The Board noted that GHF believes FDO is a best in class tactical currency strategist and while past performance is not indicative of future

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

results, the Board concluded that based on results provided and conversations with GHF personnel, the strategy has the potential to provide reasonable performance for the benefit of the Fund and its shareholders.

Fees & Expenses. The Board noted that GHF proposed a management fee of 1.25%, which is lower than the Fund’s selected peer group average of 1.35% and within the high/low range of fees charged by the those funds (0.89% – 2.99%). The Board further noted that the advisory fee is higher than those in its Morningstar category. The Board noted that the Adviser intends to have an expense limitation agreement in place that will limit expenses to 1.25% for Class I shares. The Board noted that this was in the range of fees charged by the peer group (0.99% – 4.60%) and the range of fees charged by the Morningstar Category (0.65% – 1.54%). When considering the tactical nature of the strategy, the oversight responsibilities to be performed by the Adviser and the fact that retail clients can gain access to a hedge fund type strategy for a lower fee than the traditional hedge fund fee of 2% plus 20% incentive fee, the Board concluded the management fee is reasonable.

Economies of Scale. The Board discussed the anticipated size of the Fund, and its prospects for growth during the initial term of the Advisory Agreement. The Trustees concluded that based on the anticipated size of the Fund, meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement. A representative of the adviser agreed that as the Fund grows and the adviser achieves economies of scale, the adviser would be willing to evaluate implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board considered the anticipated profits to be realized by GHF in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that GHF anticipates earning a modest net profit in connection with delivering its advisory services to the Fund during the initial year of the Advisory Agreement. The Board concluded that it was satisfied that GHF’s anticipated profitability level associated with its relationship with the Fund is reasonable.

Conclusion. Having requested and received such information from the GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable in the circumstances and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of Good Harbor TC.

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Approval of Advisory Agreement – Good Harbor Tactical Core US II Fund

In connection with a meeting held on May 7, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreements (the “Advisory Agreement”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Good Harbor Tactical Core US II Fund (“Tactical Core II”) (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that GHF is an investment adviser established in 2003 and provides personalized investment management services specializing in alternative investment solutions for institutions, private clients, advisers, and several mutual funds. The Board reviewed the credentials of the five individuals responsible for the administration of Tactical Core II, noting that they have over seventy years of accumulated service in the industry, impressive educational backgrounds, and appear capable of providing a full array of portfolio management services. The Board reviewed GHF’s investment approach, noting that it utilizes a disciplined, model driven investment approach that produces proprietary indicators aimed at measuring momentum and strength in equity and bond prices, and is retrospectively validated and back tested. The Board recognized not all strategy risks can be eliminated and that GHF’s approach may miss some market upswings, but it may also mitigate market volatility. The Board noted that GHF had no material compliance or litigation issues during the past two years and further noted that GHF had a regulatory exam in 2012 and the Board had previously reviewed the results of that exam and was satisfied with the actions taken. The Board reviewed the GHF’s best execution practices and their approach to broker dealer evaluations, block trading, trade allocation, and trade rotation policies and found them to be robust and satisfactory. The Trustees noted their positive experience with GHF as the adviser to other funds in the Trust and their satisfaction with GHF’s infrastructure, robust compliance program, skilled and experienced investment professionals and their overall business model. The Board viewed as positive GHF’s investment in additional personnel as the firm’s assets under management have grown. The Board concluded they are comfortable that GHF has the potential to deliver a high level of quality service to the Fund and its shareholders.

Performance. The Board reviewed the performance of Good Harbor I since its inception on December 31, 2012 and a composite of separately managed accounts that use the Tactical Core strategy (“Tactical Core Composite Accounts”) from its inception in 2003, both of which employ the same strategy intended for Tactical Core II. The Board acknowledged that while the Tactical Core Composite Accounts’ one year return of 2.51% underperformed the S&P 500’s 21.86% one year return, the Tactical Core Composite Accounts’ five year, ten year and since inception returns of 21.84%, 12.13%, and 14.82%, respectively, outperformed the S&P 500’s returns of 21.16%, 7.42% and 8.97%, respectively, for the same time periods. Similarly, when compared to the Morningstar Moderate Allocation Category, the Tactical Core Composite Accounts underperformed the category over the one-year period but outperformed the category over five-year and ten-year periods The Board emphasized the importance of the Tactical Core Composite Accounts’ strong long term results, noting that this indicated that the strategy can work as designed, as its focus on long term performance may cause it to miss some short term market upswings, but the use of defensive tactics appears to allow it the ability to avoid significant downturns as well. Although past performance is not indicative of futures results, the Board concluded that GHF has the potential to provide satisfactory performance for the benefit of Tactical Core II and its prospective shareholders.

GOOD HARBOR FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Fees & Expenses. The Board noted that the GHF proposed an annual management fee of 1.00%, which is the same management fee charged to Good Harbor I. The proposed fee is lower than its peer group average of 1.10%, higher than its Morningstar category average of 0.60% and within the range of fees charged by the Morningstar Category (0.00%-1.50%). The Board further noted that Tactical Core II’s estimated expense ratio of 1.19% is lower than both its peer group (1.70%) and Morningstar category average (1.50%). The Board concluded that, given the tactical nature of the strategy and the quality of the services to be provided, as well as Fund’s low anticipated expense ratio, the proposed management is very reasonable.

Economies of Scale. The Board discussed the anticipated size of Tactical Core II and its prospects for growth. The Trustees concluded that it is not clear when the adviser will begin to realize meaningful economies of scale, recognizing that the Fund will likely be more complex to manage as it grows, but they will engage the adviser in negotiations as the Fund grows to a meaningful size. They noted a representative of GHF agreed that it would be willing to evaluate breakpoints in the future. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board considered the anticipated profits to be realized by GHF in connection with the operation of Tactical Core II and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that GHF anticipates earning a modest net profit in connection with delivering its advisory services to Tactical Core II during the initial year of the Advisory Agreement. The Board also noted that as the Fund grows, GHF will have to employ more complex strategies to continue to employ the strategy. The Board concluded that it was satisfied that GHF’s anticipated profitability level associated with its relationship with the Fund is reasonable.

Conclusion. Having requested and received such information from the GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable in the circumstances and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of Tactical Core II.

GOOD HARBOR FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2014

As a shareholder of each Good Harbor Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Good Harbor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	4/1/14	9/30/14	4/1/14 – 9/30/14 *	Expense Ratio
Good Harbor Tactical Core US Fund
Class A	$1,000.00	$886.20	$6.43	1.36%
Class C	$1,000.00	$883.30	$9.96	2.11%
Class I	$1,000.00	$887.50	$5.25	1.11%
Good Harbor Tactical Core Developed Markets Fund
Class A	$1,000.00	$946.50	$6.83	1.40%
Class C	$1,000.00	$943.30	$10.47	2.15%
Class I	$1,000.00	$948.50	$5.62	1.15%
Good Harbor Tactical Equity Income Fund
Class A	$1,000.00	$957.50	$6.87	1.40%
Class C	$1,000.00	$954.00	$10.53	2.15%
Class I	$1,000.00	$959.60	$5.65	1.15%

Good Harbor Tactical Core
Emerging Markets Fund
Class A	$1,000.00	$1,029.70	$6.12	1.40%
Class C	$1,000.00	$1,024.60	$10.91	2.15%
Class I	$1,000.00	$1,030.70	$5.82	1.15%

Good Harbor Tactical Currency	Beginning	Ending	Expenses Paid
Strategy Fund	Account Value	Account Value	During Period	Annualized
	5/30/14	9/30/14	5/30/14 – 9/30/14 **	Expense Ratio
Class A	$1,000.00	$1,021.00	$5.96	1.75%
Class C	$1,000.00	$1,021.00	$8.51	2.50%
Class I	$1,000.00	$1,021.00	$5.11	1.50%

GOOD HARBOR FUNDS
EXPENSE EXAMPLES (Unaudited) (Continued)
September 30, 2014

Tactical Core US II Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	5/16/14	9/30/14	5/16/14 – 9/30/14 ***	Expense Ratio
Class I	$1,000.00	$951	$4.21	1.15%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/14	9/30/14	4/1/14 – 9/30/14 *	Expense Ratio
Good Harbor Tactical Core US Fund
Class A	$1,000.00	$1,018.25	$6.88	1.36%
Class C	$1,000.00	$1,014.49	$10.66	2.11%
Class I	$1,000.00	$1,019.50	$5.62	1.11%
Good Harbor Tactical Core Developed Markets Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.29	$10.86	2.15%
Class I	$1,000.00	$1,019.30	$5.82	1.15%
Good Harbor Tactical Equity Income
Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.29	$10.86	2.15%
Class I	$1,000.00	$1,019.30	$5.82	1.15%
Good Harbor Tactical Core Emerging Markets Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.29	$10.86	2.15%
Class I	$1,000.00	$1,019.30	$5.82	1.15%
Good Harbor Tactical Currency Strategy Fund
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%
Tactical Core US II Fund
Class I	$1,000.00	$1,019.30	$5.82	1.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (123) divided by the number of days in the fiscal year (365).

***	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (137) divided by the number of days in the fiscal year (365).

Good Harbor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	York Capital Corp.(July 2014 - Present); Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012);
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board Since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	32	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

9/30/14-NLFT III-V3

Good Harbor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite; Chairman of the Board 2012-2014.	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	32	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

9/30/14-NLFT III-V3

Good Harbor Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-270-2848.

9/30/14-NLFT III-V3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, or will file other complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
155 N. Wacker Drive, Suite 850
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $13,000

2013 – $13,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $2,500

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

   2013

Audit-Related Fees:

0.00%

   0.00%

Tax Fees:

0.00%      0.00%

All Other Fees:

0.00%

   0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

2013 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/10/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

12/10/14